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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported) February 27, 1998


                         U.S. PLASTIC LUMBER CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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      Nevada                           3080                      87-0404343
(State of incorporation     (Primary Standard Industrial      (I.R.S. Employer
   /organization)           Classification Code Number)      Identification No.)


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           2300 W. Glades Road, Suite 440 W, Boca Raton, Florida 33431
                    (Address of Principal Executive Offices)


        Registrant's telephone number, including area code: 561-394-3511


  Former Name or Former Address if Changed Since Last Report: Not Applicable.



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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

Not Applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) Dismissal of Independent Accountant

     1. The engagement of the former independent accountant, Kuntz Lesher Siegrist & Martini LLP was terminated by the Company on February 26, 1998 solely due to the fact that the Board of Directors of the Company had made a determination that based upon its current stage of development, the best interest of the Company would be served by engaging a "Big Six" independent accounting firm.

     2. The principal accountant's report on the financial statements for either of the past two years did not contain an adverse opinion or a disclaimer of opinion, nor was qualified nor modified as to uncertainty, audit scope, or accounting principles.

     3. The decision to change accountants was approved by the Board of Directors of the Company.

     4. During the registrant's two most recent fiscal years preceding such dismissal there were no matters of disagreements between the Company and its former independent accountants.

     5. The former independent accountants have not advised the registrant during the two most recent fiscal years preceding of any of the following events:

         (a) that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

         (b) that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management;

         (c) that it needs to significantly expand the scope of its audit or that information has come to its attention which may materially impact the fairness or



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reliability of a previously issued audit report or financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report or that it can no longer rely on management's representations or that it is unwilling to be associated with the financial statements prepared by management; or that due to the accountant's dismissal, it did not expand the scope of its audit or conduct such further investigation; or

         (d) that there have been any issues that have not been resolved to the satisfaction of the former independent accountant or that would otherwise affect its ability to render an unqualified audit report.

     6. The registrant has provided a copy of the disclosures being made herein to its former independent accountant in compliance with Item 304(a)(3) of Regulation S-K.

(b) Engagement of new Independent Accountants.

     1. The Company has engaged the firm of Arthur Andersen LLP as its new independent accountants to conduct the 1997 audit. This action has been approved by the Board of Directors of the Company.

     2. The newly engaged accountants have not been consulted regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements; or any matter that was either the subject of a disagreement or a reportable event.

ITEM 5.  OTHER EVENTS

Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Not Applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

Not Applicable.



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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

Not Applicable.

EXHIBITS

1.  Letter of Kuntz, Lesher, Siegrist & Martini



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. Plastic Lumber Corporation
                                                 (Registrant)

Date: March 2, 1998                     By: /s/ Bruce C. Rosetto
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                                           Bruce C. Rosetto, Vice President and
                                           General Counsel/Secretary